Exhibit 10.1


                            Gilbert Goldstein, P.C.
                         Attorney and Counselor at Law
                    3600 South Yosemite Street, Suite 870
                            Denver, Colorado 80237
                              FAX (303) 220-8272
Gilbert Goldstein                                                 (303) 220-8200


October 23, 2000

Mr. Larry A. Mizel, President
M.D.C. Holdings, Inc.
3600 S. Yosemite Street
Suite 900
Denver, Colorado 80237

Dear Larry:

This letter amends the agreement between Gilbert Goldstein, P.C. ("GGPC" and M.D.C. Holdings, Inc. ("MDC") dated September 25, 1998 (the "Agreement").

Paragraph 4 of the Agreement is hereby amended to extend the term of the Agreement to September 30, 2002. Except as amended hereby all other terms, conditions, and other provisions of the Agreement as previously amended on October 25, 1999 are ratified, approved and confirmed.

This amendment was approved by the Board of Directors of MDC on October 23, 2000. Please indicate MDC's approval of this Amendment by executing the acknowledgment below.

If you have any questions, please call me.

Yours truly,

GILBERT GOLDSTEIN, P.C.


By: /s/ Gilbert Goldstein
    -----------------------------
        Gilbert Goldstein

Approved and agreed to this 23rd day of October, 2000

M.D.C. HOLDINGS, INC.


By: /s/ Larry A. Mizel
   ------------------------------
        Larry A. Mizel
        Chairman of the Board and
        Chief Executive Officer

GG/slh